                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           WorldQuest Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed
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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            WORLDQUEST NETWORKS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of WorldQuest Networks, Inc. (the "Company") will be held on Tuesday, May 21, 2002, at 10:00 a.m., local time, at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, for the following purposes:

         (1) To elect six members of the Board of Directors to serve until the 2003 annual meeting of stockholders or until their respective successors are duly elected and qualified;

         (2) To ratify and approve the 2002 Stock Option Plan under which 750,000 shares of common stock will be reserved for issuance to key employees, directors and consultants of the Company;

         (3) To ratify the appointment of Grant Thornton LLP as our independent public accountants; and

         (4) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

         The holders of record of common stock of the Company at the close of business on April 16, 2002 will be entitled to vote at the meeting.

         For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254.


                                       By order of the Board of Directors

                                       /s/ VICTOR E. GRIJALVA

                                       Victor E. Grijalva
                                       Secretary

April 19, 2002

                                   ----------

         You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                            WORLDQUEST NETWORKS, INC.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2002

         This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of WorldQuest Networks, Inc. The proxies solicited in connection with this proxy statement will be used at our annual meeting of stockholders to be held on Tuesday, May 21, 2002 at 10:00 a.m., local time, at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or our Secretary at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed form of proxy are being mailed on or about April 19, 2002.

         Our principal executive office is located at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254, and our telephone number is (972) 361-1980.

         The Board of Directors has fixed the close of business on April 16, 2002 (the "Record Date") as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, or any adjournment or postponement thereof. At the close of business on the Record Date, we had outstanding and entitled to vote 6,386,199 shares of common stock, $.01 par value. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the annual meeting.

         The Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, is enclosed with this proxy statement.


                            MATTERS TO BE ACTED UPON

         As of the date of this proxy statement, the Board of Directors knows of no matters which are likely to be presented for consideration at the annual meeting, other than the election of directors (Proposal 1), ratification and approval of the 2002 Stock Option Plan (Proposal 2), and ratification and appointment of Grant Thornton LLP as our independent public accountants for the fiscal year ending December 31, 2002 (Proposal 3). No other matter was timely delivered to us in accordance with our Bylaws for consideration at the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by us prior to the meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the meeting, six directors are to be elected to hold office until the 2003 annual meeting of stockholders or until their successors are elected and qualified. Our Bylaws provide that the number of directors shall be fixed by the Board of Directors. There are currently seven directors. Mr. Nabil N. El-Hage will not run for re-election at the annual meeting, and the Board of Directors has fixed the number of directors at six effective May 21, 2002. On April 11, 2002, the Board of Directors appointed Gary W. Fiedler to the Company's Board of Directors. The nominees for consideration by holders of common stock are identified below under "Director Nominees".

         Proxies for shares of common stock may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below unless authorization is withheld on the proxy. We do not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by us.

         The enclosed form of proxy provides a means for holders of common stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of common stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by us. The withholding of authority or abstention or broker nonvotes will have no effect upon the election of directors by holders of common stock because under Delaware law directors are elected by a plurality of the votes cast, assuming a quorum is present.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED BELOW.

         The following table provides information as of April 11, 2002, with respect to our nominees for director and executive officers:

                                                                                             SERVED AS EXECUTIVE
                                                                                                 OFFICER OR
         NAME                               AGE       POSITION                                 DIRECTOR SINCE
         ----                               ---       --------                               -------------------
                                                DIRECTOR NOMINEES

         B. Michael Adler                    54       Chairman of the Board                         1996

         R. Stephen Polley                   50       Director, President, and Chief                2001
                                                      Executive Officer

         E. Denton Jones(1)                  50       Director                                      1999

         Robert A. Farmer(1)(2)              63       Director                                      2000

         Elizabeth H. Buchler(1)(2)          52       Director                                      2000

         Gary W. Fiedler(2)                  57       Director                                      2002

                                               EXECUTIVE OFFICERS

         Victor E. Grijalva                  37       Vice President, Chief Financial               2001
                                                      Officer, Secretary and Treasurer

----------

(1)      Member of the Compensation Committee.

(2)      Member of the Audit Committee.

DIRECTOR NOMINEES

         B. MICHAEL ADLER is the founder of WorldQuest and has been our Chairman of the Board since our inception in 1996. Mr. Adler was a director of Intellicall, Inc., a publicly traded public access communications company, until its merger with Wireless WebConnect!, Inc. on March 30, 2001. Mr. Adler founded Intellicall in 1984 and served as Chairman or Vice Chairman of the Board from its inception until November 1993. From November 1993 until July 1999, Mr. Adler was the Chairman of the Board of The Payphone Company Limited, a company that installs and owns a wireless pay phone network in Sri Lanka. For approximately the last six years, he has been the Chief Executive Officer of Eagle Venture Capital, LLC, a Delaware limited liability company, formerly known as WorldQuest Networks, LLC.

         R. STEPHEN POLLEY joined WorldQuest in May 2001 as a director and the President and Chief Executive Officer. From March 2000 to February 2002, he served as the Group President of Trinity e-Ventures, Inc., a wholly-owned subsidiary of Trinity Industries, Inc., which launched companies to develop innovative technology and internet solutions for the industrial sector. From February 1999 to February 2000, he served as Chairman and Chief Executive Officer of Cozone, Inc. a wholly-owned subsidiary of CompUSA, where he successfully launched and managed CompUSA's separate internet consumer business. From November 1993 to February 1999, he served as Chairman, President and Chief Executive Officer of Interphase Corporation, a leading supplier of high-performance server connectivity for enterprise network environments as well as an early innovator in voice over Internet protocol technology.

         E. DENTON JONES has been Chairman of the Board and Chief Executive Officer of New York City Telecommunications Company, Inc., a privately held telecommunications company, since he co-founded it in June 1993. Mr. Jones has been involved in the telecommunications industry since 1984 and owned or operated several privately held telecommunications companies during that time prior to co-founding New York City Telecommunications. These companies were Altus Communications, Inc., MSC Services, Inc., MSC National, Inc. and NYLT, Inc. (formerly known as New York Local Telephone, Inc.). He has been a director of WorldQuest since July 1999.

         ROBERT A. FARMER has been Chief Executive Officer and Chairman of the Board of Advanced Multimedia Group, Inc., a privately held Internet incubator and consulting firm, since November 1999. From August 1994 until March 1999 he was Consul General of the United States to Bermuda, and from March 1999 until November 1999 he took a sabbatical. Mr. Farmer has been a director of WorldQuest since August 2000.

         ELIZABETH H. BUCHLER has been the owner and principal broker of Real Estate Showcase, a real estate sales and management firm since 1985. She has been active in the real estate business since 1971 and has served as an officer for the Louisiana Real Estate Commission and various state and local realtor boards. She has been a director of WorldQuest since December 2000.

         GARY W. FIEDLER has more than 25 years experience in the banking industry including providing software and technology services to banks, having served as Chairman and Chief Executive Officer of Equimark Corporation, Hogan Systems, Inc. and First Interstate Bank of Nevada. From September 2001 to February 2002 he was President and Chief Operating Officer of Homeside Lending, Inc., a mortgage banking company. From December 1997 to August 2001, he provided management and advisory services to several companies involved in the financial services, technology, manufacturing and professional services industries. From July 1997 to December 1997 he was President and Chief Executive Officer of West Capital, Inc., a consumer finance company and from July 1996 to July 1997 he was President and Chief Operating Officer of Innovative Systems, Inc., which provided software and services to the finance industry.

EXECUTIVE OFFICERS

         VICTOR E. GRIJALVA joined WorldQuest in June 2001 as the Vice President, Chief Financial Officer, Secretary and Treasurer. From May 2000 to February 2002, he served as Vice President and Chief Financial Officer of Trinity e-Ventures, Inc., a wholly-owned subsidiary of Trinity Industries, Inc., which launched companies to develop innovative technology and internet solutions for the industrial sector. From May 1999 to May 2000, he served as Senior Vice President and Chief Financial Officer of MH2 Technologies, Ltd., a leading provider of technology solutions and wireless applications designed to manage the residential and light commercial construction process. Prior to May 1999, he held various management positions at PricewaterhouseCoopers, LLP, where he served in the Houston, London, Denver and Dallas offices providing management and business advisory services.

DIRECTOR NOT STANDING FOR RE-ELECTION

         NABIL N. EL-HAGE has been Chairman of the Board and Chief Executive Officer of Jeepers! Inc., an owner and operator of family-oriented indoor amusement facilities throughout the United States, since January 1995. He has been a director of WorldQuest since December 1999.

         Our Board of Directors has a Compensation Committee and an Audit Committee. During 2001, the Board of Directors held eleven meetings, the Compensation Committee held two meetings and the Audit Committee held five meetings.

         The Compensation Committee is responsible for recommending to the Board of Directors all officer salaries, management incentive programs and bonus payments. Its current members are Messrs. El-Hage, Jones and Farmer and Ms. Buchler.

         The Audit Committee recommends the firm to be appointed as independent public accountants to audit WorldQuest's financial statements and to perform services related to the audit; reviews the scope and results of the audit with the independent public accountants; reviews the Company's year-end operating results with management and the independent public accountants; considers the adequacy of WorldQuest's internal accounting and control procedures; reviews the non-audit services to be performed by the independent public accountants, if any; and evaluates the accountants' independence. The Audit Committee is governed by a written charter approved by the Board which is included as Appendix B. Its members for the year 2001 were Messrs. El-Hage and Farmer and Ms. Buchler and its current members are Messrs. Fiedler and Farmer and Ms. Buchler.

         We pay our non-employee directors annual compensation of $20,000 for their services. In addition, non-employee directors receive a fee of $1,000 for each meeting attended. Non-employee directors attending any committee meeting receive an additional fee of $1,000 for each committee meeting attended, unless the committee meeting is held on the day of a meeting of the Board of Directors, in which case they receive no additional compensation for attending the committee meeting. Non-employee directors are also reimbursed for reasonable costs and expenses incurred for attending any director or committee meetings. Our officers who are directors are not paid any director fees. Each new non-employee director will be granted options to purchase 25,000 shares of common stock under our stock option plans concurrently with his or her initial election to the Board. As planned under proposal 2 below, each non-employee director shall automatically receive an option to purchase up to 10,000 shares following each annual meeting of the stockholders of the Company, if immediately after such meeting, he or she will continue to serve on the Board and has served on the Board for at least the preceding six months.

                                   PROPOSAL 2
               RATIFICATION AND APPROVAL OF 2002 STOCK OPTION PLAN

         Our Board of Directors has approved, and recommends that the stockholders ratify and approve the adoption of the 2002 Stock Option Plan (the "Plan") under which we will reserve 750,000 shares of common stock for issuance to our employees, directors and consultants pursuant to options granted by the Board during the term of the Plan. The affirmative vote of the holders of more than 50% of the shares of common stock present at the meeting, either in person or by proxy, is necessary to ratify and approve the Plan. Accordingly, if a stockholder abstains from voting certain shares on the ratification and approval of the Plan, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote. Following is a description of the Plan, a copy of which is attached to this proxy as Appendix A.

         The purposes of the Plan are to encourage employees, directors and consultants of our Company and our subsidiaries to acquire a proprietary interest in us and thus share in the future success of our business; to enable us, by offering comparable incentives, to attract and retain quality management personnel, directors and consultants who are in a position to make important and direct contributions to our success; and to promote a closer identity of interests between our employees, directors and consultants and our stockholders. The maximum number of shares reserved for issuance and subject to option under our Plan will be 750,000 shares of common stock. Under the Plan, employees, directors and consultants will be eligible to receive options to purchase common stock. The exercise period of each option will be determined by the Board, but no option shall have a term longer than ten years. Options granted under the Plan will be nonqualified stock options. The Board is authorized to designate the recipients of options, the dates of grants, the number of shares subject to options, the option price, the terms of payment upon exercise of the options, and the time during which the options may be exercised.

         The Plan will become effective April 11, 2002 and will continue for a period of ten years and no options will be granted on or after April 11, 2012. All options granted prior to that time will remain in effect in accordance with their terms. In the event of any future change in our common stock as a result of stock splits or stock dividends, mergers, recapitalizations, reorganizations, liquidations or combinations or exchanges of stock, or otherwise, the number of shares available for grant and subject to any option and the exercise price per share of outstanding options shall be proportionately adjusted by the Board.

         The Board has full power to select optionees from among the employees, directors and consultants of our Company and our subsidiaries, and to specify the terms and conditions of any option granted under the Plan; however, no option may be granted at an exercise price less than the fair market value of our common stock on the date of the grant of such option if it is intended to qualify as performance-based compensation. No option may be exercisable more than ten years after the date of its grant, but options may have differing permissible exercise periods. Options may be exercisable either in whole or in part, but no option may be exercised for a fraction of a share. Under the Plan, we may make loans available to stock option holders, subject to our Board's approval, in connection with the exercise of options granted under the Plan. If shares of common stock are pledged as collateral for such indebtedness, those shares may be returned to us in satisfaction of such indebtedness. The exercise price of any option granted under the Plan is payable in full in cash or in such other consideration as the Board deems appropriate, including shares of common stock valued at fair market value as of the date of exercise of the option. If an option granted under the Plan expires or terminates, for any reason, the shares subject to any unexercised portion of such option will again become available for the issuance of further options under the Plan. The Board also may at any time offer to buy out an option previously granted for a payment of cash or shares.

         Unless otherwise determined by the Board, options may not be transferred except by will or the laws of descent and distribution. During an optionee's lifetime any options granted to him or her pursuant to the Plan may be exercised only while the optionee is an employee or consultant of the Company or a subsidiary corporation. An optionee may, however, exercise options within three months after the termination of the employment or consulting relationship, unless the option expires earlier by its terms, or the termination of the optionee's employment or consulting relationship with us resulted from the optionee's death or disability. If an optionee ceases to be an employee, director or consultant of the Company due to the optionee's death or disability, the optionee, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance, generally may exercise the vested portion of the option within twelve months from the date of such termination, but in no event later than the expiration of the term of such option as set forth in the option agreement.

         Under the Plan, our directors receive annual, automatic, non-discretionary grants of nonstatutory stock options. Each new director automatically receives an option to purchase up to 25,000 shares (the "First Option") on the date that he or she first becomes a director. Thereafter, each director automatically receives an option to purchase up to 10,000 shares (a "Subsequent Option") following each annual meeting of the stockholders of the Company, if immediately after such meeting, he or she will continue to serve on the Board and has served on the Board for at least the preceding 6 months. All First and Subsequent Options have a term of 7 years, an exercise price per share equal to the fair market value per share on the date of grant, and will vest on the day immediately proceeding the date of the following year's annual meeting of stockholders, provided that the optionee continues to serve on the Board of Directors on such date. The Company has the power to amend the vesting schedule with respect to future grants. First and Subsequent Options will be subject to the other terms and conditions of the Plan.

         In the event of a proposed liquidation or dissolution, the Board will notify any optionee as soon as practicable prior to the effective date of such proposed transaction. The Board may, in its discretion, provide each optionee with the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date fifteen days before the consummation of the liquidation or dissolution. To the extent an option has not previously been exercised, it will terminate immediately before the consummation of such liquidation or dissolution.

         In the event of a merger of the Company with or into another corporation or the sale of substantially all of the Company's assets, each outstanding option will either be assumed or substituted with an equivalent option by the successor corporation. In the event the successor corporation does not agree to assume or substitute the outstanding options, such options shall fully vest and become immediately exercisable. If an option becomes fully vested and exercisable in lieu of such assumption or substitution, the Board will notify the optionee that the option is fully exercisable for fifteen days from the date of such notice and that the option will terminate upon the expiration of such period.

         The Board may amend, alter, suspend or terminate the Plan at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable laws. No such amendment, alteration, suspension or termination of the Plan may impair the rights of any optionee without his or her written consent.

         As of the date of this Proxy Statement, there were approximately 32 persons eligible to receive options under the Plan, consisting of three executive officers, five non-officer directors and 24 other employees. As of the date of this Proxy Statement, no options have been granted under the Plan. The closing sales price of our common stock on April 11, 2002 was $2.65 per share, and based on this price, the market value of the 750,000 shares underlying the Plan on this date was $1,987,500.

         The Company has two additional stock option plans, the Amended 1997 Stock Option Plan, under which 500,000 shares are reserved for issuance, and the 2001 Stock Option Plan, under which 500,000 shares are reserved for issuance. As of the date of this Proxy Statement, options had been granted for 842,800 shares reserved under these plans. The Board of Directors also administers these plans.

FEDERAL INCOME TAX CONSEQUENCES

         There are no federal income tax consequences to the optionee or us upon the grant of stock options under the Plan. The federal tax consequences upon exercise are set forth below.

         When an optionee exercises an option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and we may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

         If, upon exercise of an option, the optionee pays all or part of the purchase price by delivering to us shares of already-owned stock, there are no federal income tax consequences to the optionee or us to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to us, and we are allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to us.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL AND
             ADOPTION OF THE 2002 STOCK OPTION PLAN DESCRIBED ABOVE.


                                   PROPOSAL 3
         RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon the recommendation of its Audit Committee, has selected Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002, and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the annual meeting.

         Stockholder ratification of the selection of Grant Thornton LLP as WorldQuest's independent public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such appointment would be in the best interest of WorldQuest and its stockholders.

         A representative from Grant Thornton LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if so desired. The representative is expected to be available to respond to appropriate questions from stockholders.

         The following table sets forth the aggregate fees incurred by us for the fiscal year ended December 31, 2001 to our principal auditing firm, Grant Thornton LLP:

Audit Fees                                      $80,000
Systems Design and Implementation Fees               --
Other Non-Audit Services(1)                       7,995
                                                -------
     Total                                      $87,995
                                                =======

----------

(1) Represents fees for federal, state and local tax consulting and compliance services.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
      APPOINTMENT OF GRANT THORNTON LLP AS WORLDQUEST'S INDEPENDENT PUBLIC
            ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the annual and long term compensation earned by our Chief Executive Officer and each executive officer who had an annual salary and bonus during fiscal 2001 exceeding $100,000. We refer to these individuals collectively as the Named Executive Officers.

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                           ANNUAL COMPENSATION                AWARDS
                                                 ---------------------------------------   ------------
                                                                                            SECURITIES
                                                                          OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION               YEAR   SALARY($)    BONUS($)   COMPENSATION($)     OPTIONS
---------------------------               ----   ---------    --------   ---------------   ------------
B. Michael Adler, Chairman of the Board   2001     175,000          --                --             --
                                          2000     175,000      20,000                --         15,000
                                          1999      35,166          --                --          5,000

R. Stephen Polley, President, Chief       2001     189,808     275,000                --        450,000
Executive Officer(1)

Michael B. Laskoff, Vice President,       2001     122,820      50,000                --         75,000
Business Development(1)

         (1) Mr. Polley and Mr. Laskoff started with WorldQuest in May 2001. Mr. Laskoff resigned from WorldQuest on March 12, 2002.

         WorldQuest has entered into an employment agreement with Mr. Polley, a director and the Company's President and Chief Executive Officer. The agreement expires on May 13, 2003. Under the agreement, Mr. Polley is entitled to receive a base salary of $300,000 per annum, a $150,000 fixed one time signing bonus and annual bonuses as determined by the Compensation Committee.

         We do not have employment agreements with any other officers relating to the payment of their salaries or any other matter. Their salaries will be reviewed by the Compensation Committee annually, who will make recommendations to the Board of Directors for any adjustments. Adjustments will be based on our performance and condition, the officer's performance and such other criteria deemed pertinent by the Compensation Committee.

OPTION GRANTS

         The following table provides certain summary information concerning shares of common stock represented by stock options granted to each of the Named Executive Officers during fiscal year 2001.

                                                                     PERCENTAGE OF TOTAL
                                           NUMBER OF SECURITIES       OPTIONS GRANTED TO      EXERCISE  EXPIRATION
                                            UNDERLYING OPTIONS     EMPLOYEES IN FISCAL YEAR    PRICE       DATE
                                           --------------------    ------------------------   --------  ----------
B. Michael Adler                                      --                       --                 --           --

R. Stephen Polley                                325,000                     72.2              $2.12    5/11/2011
                                                 125,000                     27.8              $2.20    8/08/2011

Michael B. Laskoff                                50,000                     66.7              $2.25    5/22/2008
                                                  25,000                     33.3              $2.20    8/08/2008

FISCAL YEAR-END OPTION VALUES

         The following table provides information concerning the shares of common stock represented by outstanding stock options held by each of the Name Executive Officers on December 31, 2001. No options were exercised by the Named Executive Officers during fiscal year 2001.

                        NUMBER OF SECURITIES
                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                          DECEMBER 31, 2001           DECEMBER 31, 2001(1)
                     ---------------------------   ---------------------------

                     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                     -----------   -------------   -----------   -------------
B. Michael Adler          25,000              --   $     8,750   $          --

R. Stephen Polley        150,000         300,000   $    94,500   $     179,000

Michael B. Laskoff            --          75,000   $        --   $      38,750

----------

(1) Value is based on the closing sales price of $2.75 per share on December 31, 2001, the last trading day in 2001.



                              CERTAIN TRANSACTIONS

         The Company's founder and Chairman of the Board holds a controlling interest in Eagle Venture Capital, LLC ("Eagle Venture") which owns approximately 2.7 million, 42%, of the outstanding shares of common stock of our Company as of December 31, 2001. Eagle Venture has provided us with a $2.5 million credit facility that includes a $1.1 million term loan and a $1.4 million line of credit which bear interest at 8% per annum and expire in May 2002. At December 31, 2001, outstanding balances on the term loan and line of credit were $925,000 and $0, respectively. In 2001, we paid outstanding interest of $397,000 and made a principal payment of $175,000 on the term loan. There were no borrowings made on the line of credit during 2001.

         We entered into a joint venture Agreement with BDC, LLC, a Nevada limited liability company owned by E. Denton Jones, in April 1999 to fund the installation of one Internet gateway in each of Sri Lanka, Mexico and India. BDC contributed $50,000 to the joint venture and we agreed to be responsible for obtaining the Internet gateways and for installing and operating them. We were entitled to 60% of the profits and losses from the operation of these three gateways and BDC was entitled to 40%. In April 2000, we purchased BDC's interest in the joint venture for $600,000, which was recorded as goodwill to be amortized over 5 years. In 2001, the joint venture ceased operations due to the loss of available economic circuits to terminate traffic. Accordingly, the Company wrote-off the remaining goodwill of $434,000 in June 2001.

         We entered into a Memorandum of Understanding with Advanced Multimedia Group, Inc. on December 10, 1999. Advanced Multimedia agreed to locate possible Internet portals with whom we could establish strategic relationships and to provide formal introductions and facilitate our entering into agreements with the portals satisfactory to us. We agreed to grant Advanced Multimedia options to purchase 50,000 shares of our common stock, at an exercise price of $6 per share, for each such portal. As of March 31, 2001, we had granted options for 100,000 shares to Advanced Multimedia for two portals. We also agreed that Advanced Multimedia would have the right to register shares issued upon exercise of these warrants in any registration statement we filed for the registration of shares, subject to standard underwriter kickout clauses. Robert A. Farmer, who became a Company director subsequent to the grant of the options, is the Chairman of the Board and Chief Executive Officer of Advanced Multimedia.

         Directors Adler, Buchler and Farmer serve as Directors of Jeepers! Inc., a company in which Director El-Hage is Chairman of the Board and Chief Executive Officer. No transactions have been conducted between Jeepers! Inc. and the Company.

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The table below provides certain information regarding the ownership of our common stock as of March 31, 2002, by each stockholder known to us to own beneficially more than five percent of our outstanding common stock, each current director and nominee, and all executive officers, directors and nominees as a group, based on information provided to us by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table. The address for all our Executive Officers and Directors is 14911 Quorum Drive, Suite 140, Dallas, Texas 75254.

         Eagle Venture Capital, LLC is the record and beneficial owner of 2,666,478 shares. B. Michael Adler owns a controlling interest in Eagle Venture and is deemed to beneficially own these shares. The share ownership for Mr. Adler also includes vested options to purchase 25,000 shares. R. Stephen Polley's beneficial ownership includes vested options to purchase 150,000 shares and unvested options to purchase 300,000 shares. WorldQuest Communications, Inc. is the record and beneficial owner of 301,000 shares. E. Denton Jones beneficially owns 99% of the outstanding capital stock of WorldQuest Communications, Inc. and is deemed to beneficially own these shares. The ownership for Mr. Jones also reflects 10,000 shares owned by five children of Mr. Jones and 1,000 shares owned by a company with respect to which he shares investment and dispositive power, as well as a vested option to purchase 25,000 shares. The share ownership for Robert A. Farmer includes vested options to purchase 25,000 shares. It also includes 12,750 shares and vested warrants to purchase 100,000 shares owned by Advanced Multimedia Group, Inc. Mr. Farmer disclaims beneficial ownership of Advanced Multimedia's shares and warrants. Nabil N. El-Hage owns vested options to purchase 50,000 shares and unvested options to purchase 25,000 shares. Elizabeth H. Buchler's beneficial ownership includes vested options to purchase 25,000 shares, vested options to purchase 30,000 shares from Eagle Venture and 1,000 shares owned by Ms. Buchler's spouse. Gary W. Fiedler owns unvested options to purchase 25,000 shares. Victor E. Grijalva's beneficial ownership includes unvested options to purchase 60,000 shares.

                                                         SHARES
                                                     BENEFICIALLY   PERCENTAGE OF
NAME                                                     OWNED      SHARES OWNED
----                                                 -------------  -------------
EXECUTIVE OFFICERS AND DIRECTORS:

B. Michael Adler                                        2,691,478            42.1%

R. Stephen Polley                                         450,000             7.0

E. Denton Jones                                           336,000             5.3

Robert A. Farmer                                          189,250             3.0

Elizabeth H. Buchler                                       56,769               *

Nabil N. El-Hage                                           75,000             1.2

Gary W. Fiedler                                            25,000               *

Victor E. Grijalva                                         63,050               *

All executive officers and Directors as a group (8)     3,886,547            60.0

OTHER 5% STOCKHOLDERS:
Peter S. Lynch
82 Devonshire Street                                      372,850             5.8
Boston, Massachusetts 02109

----------

     *Less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by us, we are not aware of any failure by any officer, director or beneficial owner of more than 10% of our common stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 2001.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and acts under a written charter approved by the Board of Directors, which is included with this Proxy Statement as Appendix
B. Our legal counsel recently brought to our attention that our Audit Committee was not in compliance with the Nasdaq's listing standards regarding audit committee independence for this past year. We have taken the necessary steps to bring the Audit Committee into full compliance with the independence requirements as of April 16, 2002.

         Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

By: The Audit Committee of the Board of Directors

Nabil N. El-Hage (Chairman)
Robert A. Farmer
Elizabeth H. Buchler

April 16, 2002



    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                   DISCLOSURE

        On June 18, 2001, the Company accepted the resignation of Ernst & Young LLP as the Company's independent accountants. Neither of the reports of Ernst & Young LLP on the Company's financial statements for the Company's fiscal years ended December 31, 2000 and 1999 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with its report.

        On August 1, 2001, the Company engaged Grant Thornton LLP as the Company's certified public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2001.

                          STOCKHOLDER PROPOSALS FOR THE
                       2003 ANNUAL MEETING OF STOCKHOLDERS

         Proposals of stockholders must be received by us at our principal executive office at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254, by December 23, 2002 for inclusion in our proxy statement and form of proxy relating to the 2003 annual meeting of stockholders.

         In addition, our Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders' meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to our President regarding such nominations or other business. To be timely, a notice must be delivered to the President in writing at our principal executive offices no earlier than January 1 of the year in which such annual meeting will be held and not later than February 15 of the year in which such annual meeting will be held.

         Accordingly, a stockholder who intends to present a proposal at the 2003 annual meeting of stockholders without inclusion of the proposal in our proxy materials for the 2003 annual meeting must provide written notice of the nomination or other business they wish to propose to our President no earlier than January 1, 2003 and not later than February 15, 2003. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                            EXPENSES OF SOLICITATION

         The cost of solicitation of proxies in the accompanying form will be paid by the Company, including reimbursement to brokerage houses, brokers, custodians, nominees and other fiduciaries for their expenses in forwarding proxy materials to beneficial owners. In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies by telephone, telegram or personal interviews.

                                       By Order of the Board of Directors


                                       /s/ VICTOR E. GRIJALVA

                                       Victor E. Grijalva
                                       Secretary


April 19, 2002

                                                                      Appendix A


                            WORLDQUEST NETWORKS, INC.

                             2002 STOCK OPTION PLAN

      1. Purposes of the Plan. The purposes of this 2002 Stock Option Plan are:

         - to attract and retain the best available personnel for positions of substantial responsibility,

         - to provide additional incentive to Employees, Directors and Consultants, and

         - to promote the success of the Company's business.

         Options granted under the Plan are Nonstatutory Stock Options.

      2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

         (f) "Common Stock" means the common stock of the Company.

         (g) "Company" means WORLDQUEST NETWORKS, INC., a Delaware corporation.

         (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

         (i) "Director" means a member of the Board.

         (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                                                      Appendix A


                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (n) "Inside Director" means a Director who is an Employee.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option under section 422 of the Code.

         (p) "Notice of Grant" means a written or electronic notice evidencing certain times and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r) "Option" means a stock option granted pursuant to the Plan.

         (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

         (u) "Optioned Stock" means the Common Stock subject to an Option.

         (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

         (w)  "Outside Director" means a Director who is not an Employee.

         (x) "Plan" means this 2002  Stock Option Plan.

         (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (z) "Section 16(b) " means Section 16(b) of the Exchange Act.

         (aa) "Service Provider" means an Employee, Director or Consultant.

         (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

         (cc) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 750,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full,or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4. Administration of the Plan.

         (a) Procedure.

                  (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                                                                      Appendix A


                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Options may be granted hereunder;

                  (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (iv) to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (vii) to institute an Option Exchange Program;

                  (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                  (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                  (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

      5. Eligibility. Only Nonstatutory Stock Options may be granted to Service Providers.

                                                                      Appendix A


      6. Limitations.

         (a) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without Cause.

         (b) The following limitations shall apply to grants of Options:

                  (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.

                  (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 750,000 Shares, which shall not count against the limit, set forth in subsection (i) above.

                  (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                  (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board.It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

      8. Term of Option. The term of each Option shall be stated in the Option Agreement. In no event shall the term exceed ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      9. Option Exercise Price and Consideration.

         (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i) In the case of an Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be the Fair Market Value per Share on the date of grant.

                  (ii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

         (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

         (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

                  (i) cash;

                  (ii) check;

                  (iii) a fully recourse promissory note bearing a rate of interest that in the judgement of the Company's independent public accountants does not trigger adverse financial accounting consequences to the Company.

                  (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                                                                      Appendix A


                  (vi) any combination of the foregoing methods of payment; or

                  (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

              Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may, but only within such period of time as is specified in the Option Agreement, and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Option is vested on the date of termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                                                                      Appendix A


      11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

      12. Formula Option Grants to Outside Directors. Outside Directors shall be granted Options in accordance with the following provisions:

         (a) Except as otherwise provided herein, such Options shall be subject to the other terms and conditions of the Plan.

         (b) Except as provided in subsection (d) below, each person who first becomes an Outside Director on or after the date this Plan is adopted by the Board, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy shall be automatically granted an Option to purchase up to 25,000 Shares (the "First Option") on the date he or she first becomes an Outside Director; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

         (c) Except as provided in subsection (d) below, each Outside Director shall be automatically granted an Option to purchase up to 10,000 Shares (a "Subsequent Option") following each annual meeting of the stockholders of the Company occurring after January 1, 2002, if immediately after such meeting, he or she shall continue to serve on the Board and shall have served on the Board for at least the preceding six (6) months.

         (d) Notwithstanding the provisions of subsections (b) and (c) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 19 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 19 hereof.

         (e) The terms of each First Option granted pursuant to this Section shall be as follows:

                  (i) the term of the Option shall be up to 7 years.

                  (ii) the exercise price per Share shall be the Fair Market Value per Share on the date of grant of the Option.

                  (iii) the Option shall vest on the day immediately preceeding the date of the following years's annual meeting of stockholders, provided that the Outside Director shall continue to serve on the Board on such date.

         (f) The terms of each Subsequent Option granted pursuant to this Section shall be as follows:

                  (i) the term of the Option shall be 7 years.

                  (ii) the exercise price per Share shall be the Fair Market Value per Share on the date of grant of the Option.

                  (iii) 1/12 of the Shares subject to the Option shall vest on the day immediately preceeding the date of the following years's annual meeting of stockholders, provided that the Outside Director shall continue to serve on the Board on such dates.

      13. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option as well as the price per share of Common Stock covered by each such outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by

                                                                      Appendix A


the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company (a "Merger"), each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Merger, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this Section 13(c), the Option shall be considered assumed if, following the Merger, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the Merger, the consideration (whether stock, cash, or other securities or property) received in the Merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Merger is not solely common stock of the Successor Corporation or its Parent, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Merger.

      14. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      15. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

      16. Conditions Upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                                                                      Appendix A


      17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                      Appendix B


                            WORLDQUEST NETWORKS, INC.

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

         There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of not less than three
(3) directors, a majority of whom meet the definition of "Independent Director" under Nasdaq's Marketplace Rules, and the remainder of whom are independent of the management of the corporation and are free of any relationship, that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

STATEMENT OF POLICY

         The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to changing conditions relating to the corporate accounting and reporting practices of the corporation and pertinent regulatory requirements.

         In carrying out those responsibilities, the audit committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         o        Review annually the adequacy of this charter.

         o Review annually a written statement from the independent auditors delineating all of their relationships with the corporation, consistent with Independent Standards Board Standard 1, and discussing with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors, and taking or recommending appropriate action regarding such independence, including, where appropriate, replacing the independent auditors.

         o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

         o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

         o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

                                                                      Appendix B


         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review accounting and financial human resources and succession planning within the company.

         o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the board of directors.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                               COMMON STOCK PROXY
                           WORLDQUEST NETWORKS, INC.
    THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of WorldQuest Networks, Inc. (the "Company") to be held at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, beginning at 10:00 a.m., Dallas time, on May 21, 2002 and the Proxy Statement in connection therewith and (2) appoints B. Michael Adler and R. Stephen Polley, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

The undersigned directs that the undersigned's proxy be voted as follows:

1. ELECTION OF        [ ] FOR all nominees listed below              [ ] WITHHOLD AUTHORITY to vote for
   DIRECTORS              (except as marked to the contrary below)       all nominees listed below

B. Michael Adler, R. Stephen Polley, E. Denton Jones, Robert A. Farmer, Elizabeth H. Buchler and Gary W. Fiedler.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

                  ------------------------------------------------------

2. RATIFICATION       [ ] FOR Ratification and Approval of           [ ] AGAINST  Ratification and Approval of   [ ] ABSTAIN
   AND APPROVAL           the 2002 Plan described below                  the 2002 Plan described below               from voting
   OF 2002 PLAN

The 2002 Plan is the 2002 Stock Option Plan of the Company under which 750,000 shares of Common Stock shall be reserved for issuance to key employees, directors and consultants of the Company pursuant to options granted by the Board of Directors.

                  ------------------------------------------------------

3. RATIFICATION       [ ] FOR Ratification and Appointment           [ ] AGAINST Ratification and Appointment    [ ] ABSTAIN
   AND APPOINTMENT        of Independent Public Accountant               of Independent Public Accountant as         from voting
   OF INDEPENDENT         as described below.                            Described below.
   PUBLIC ACCOUNTANT

The Board of Directors, upon recommendation of its Audit Committee, has selected Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

4. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above, for ratification, and approval of the 2002 Plan in item 2 above and for ratification and appointment of independent public accountant in item 3 above.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy in the enclosed envelope.

                       DATE __________________ ____, 2002

                       -----------------------------------
                            SIGNATURE OF STOCKHOLDER
                       -----------------------------------

                            SIGNATURE OF STOCKHOLDER
                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign.
                   When signing as an attorney, administrator,
                    executor, guardian or trustee, please add
                      your title as such. If executed by a
                  corporation, the proxy should be signed by a
                            duly authorized officer.